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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT
                               DATED JUNE 30, 1999

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1999

                                  AZURIX CORP.

             (Exact name of registrant as specified in its charter)

              Delaware             001-15065              76-0589114

   (State or other jurisdiction   (Commission          (I.R.S. Employer
         of incorporation)        File Number)      Identification Number)

         333 Clay Street, Suite 1000
               Houston, Texas                              77002
   (Address of principal executive offices)              (Zip Code)

                                 (713) 646-6001
              (Registrant's telephone number, including area code)






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The undersigned Registrant hereby amends the following item of its Current
Report on Form 8-K dated June 30, 1999 and filed with the Securities and Exchange Commission on July 7, 1999 as set forth below:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of the Acquired Business. The provision of financial statements is not required.

(b) Pro Forma Financial Information. The provision of pro forma financial statements is not required.

(c)      Exhibits.

         (2) Concession Contract dated June 30, 1999, between the Executive Authorities of the Province of Buenos Aires and Azurix Buenos Aires S.A.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AZURIX CORP.

Date: August 24, 1999                         By: /s/ Rodney L. Gray
                                                      Rodney L. Gray
                                                      Vice Chairman and
                                                      Chief Financial Officer



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
                                 EXHIBIT INDEX
EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
    2       Concession Contract dated June 30, 1999, between the Executive
            Authorities of the Province of Buenos Aires and Azurix Buenos Aires
            S.A.